UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  May 17, 2023

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number			IRS Employer Identification No.

1-11459	PPL Corporation			23-2758192
(Exact name of Registrant as specified in its charter)
Pennsylvania
Two North Ninth Street
	Allentown,	PA	18101-1179
	(610)	774-5151

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol:	Name of each exchange on which registered
Common Stock of PPL Corporation	PPL	New York Stock Exchange

Junior Subordinated Notes of PPL Capital Funding, Inc.
2007 Series A due 2067	PPL/67	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management

Item 5.07. Submission of Matters to a Vote of Security Holders

At the Annual Meeting of Shareowners of PPL Corporation (the "Company") held on May 17, 2023, the shareowners:

Elected all ten nominees for the office of director. The votes for individual nominees were:

	Number of Votes
	For	Against	Abstain	Broker Non-Vote

Arthur P. Beattie	522,362,597	4,049,125	1,218,623	81,970,643
Raja Rajamannar	515,321,203	10,888,337	1,420,805	81,970,643
Heather B. Redman	522,023,202	4,426,146	1,180,997	81,970,643
Craig A. Rogerson	506,851,950	19,584,902	1,193,493	81,970,643
Vincent Sorgi	517,508,568	8,839,403	1,282,374	81,970,643
Linda G. Sullivan	521,987,129	4,437,353	1,205,863	81,970,643
Natica von Althann	508,257,271	18,061,671	1,311,403	81,970,643
Keith H. Williamson	514,976,046	11,400,164	1,254,135	81,970,643
Phoebe A. Wood	516,503,573	9,921,382	1,205,390	81,970,643
Armando Zagalo de Lima	520,392,162	5,803,671	1,434,512	81,970,643

Approved, on an advisory basis, the 2022 compensation of the Company's named executive officers.

For	Against	Abstain	Broker Non-Vote
505,452,077	19,408,589	2,769,679	81,970,643

Approved, on an advisory basis, for future advisory votes on executive compensation to occur each year.

One Year	Two Years	Three Years	Abstain	Broker Non-Vote
514,136,372	1,968,377	9,166,212	2,359,384	81,970,643

Ratified the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the year ending December 31, 2023.

For	Against	Abstain	Broker Non-Vote
602,114,089	6,010,670	1,476,229	0

Rejected a shareowner proposal to adopt a policy to require the chair of the Board of Directors to be an independent member of the Board.

For	Against	Abstain	Broker Non-Vote
86,900,972	437,446,984	3,282,389	81,970,643

As shown above, the shareowners voted, in an advisory, non-binding vote, in favor of having a shareowner vote to approve the compensation of the Company's named executive officers every year. In light of such vote, and consistent with the Company's recommendation, the Company's Board of Directors determined that it currently intends to include an advisory, non-binding vote to approve the compensation of the Company's named executive officers every year until the next required vote on the frequency of shareowner votes on the compensation of the Company's named executive officers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PPL CORPORATION

By:	/s/ Marlene C. Beers
Marlene C. Beers Vice President and Controller

Dated:  May 19, 2023